Exhibit 32.2

Certification of Chief Executive Officer and Chief Financial Officer

Pursuant to 18 U.S.C. SECTION 1350, As Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, James Hickey, the Chief Executive Officer and Chief Financial Officer, in connection with the Annual Report of X1 Capital Inc. (the “Company”), on Form 10-K for the fiscal year ended June 30, 2025, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Annual Report”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)the Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 12, 2025

/s/ James Hickey

James Hickey

Chief Executive Officer & Chief Financial Officer

X1 Capital Inc.